                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported): September 29, 2005

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Pennsylvania                  0-20212                     23-1969991
----------------------------      -------------                -------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)


   2400 Bernville Road, Reading, Pennsylvania                       19605
 ----------------------------------------------       -------------------
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            ARROW INTERNATIONAL, INC.


Item 2.02.  Results of Operations and Financial Condition.

On September 29, 2005, Arrow International, Inc. issued a press release announcing its results of operations for its fourth fiscal quarter and fiscal year ended August 31, 2005. A copy of this press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.


Item 9.01.  Financial Statements and Exhibits.


     (d)    Exhibits

Exhibit Number     Description
--------------     -----------

99.1               Press release dated September 29, 2005 issued by
                   Arrow International, Inc.

                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARROW INTERNATIONAL, INC.




Date: September 29, 2005                By:     /s/ Frederick J. Hirt
                                                --------------------------------

                                                Frederick J. Hirt
                                                Chief Financial Officer and
                                                Senior Vice President-Finance
                                                (Principal Financial Officer and
                                                Chief Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION
NUMBER       OF EXHIBIT                                     METHOD OF FILING
------       ----------                                     ----------------

99.1         Press release dated September 29, 2005         Furnished herewith.
             issued by Arrow International, Inc.